United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 7, 2006
UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)
000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization)	N/A (IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 19500 Rancho Way, Suite 116 Rancho Dominguez, CA 90220 USA
(Addresses of Principal Executive Offices)
310.604.3311
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K
June 7, 2006
Item 2.02. Results of Operations and Financial Condition
UTi Worldwide Inc., a British Virgin Islands corporation, which we refer to as UTi or the company, issued a news release dated June 7, 2006, which we refer to as the Earnings News Release, announcing its results for the three-month period ended April 30, 2006. The Earnings News Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information contained in the Earnings News Release shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description
99.1	Earnings News Release dated June 7, 2006
Safe Harbor Statement
Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such statements may include, but are not limited to, the company’s discussion of its NextLeap goals and journey, UTi’s growth strategies and plans which it is developing for the next NextLeap, comments about the company’s focus on building a foundation to allow it to provide clients a leadership position in integrated logistics solutions and its prospering over the long-term as the company continues to deliver competitive advantage to its clients’ global supply chains, and any other statements which are not historical facts. Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including increased competition; integration risks associated with acquisitions, including the company’s recent acquisition of Market Industries, Ltd. and the possibility that certain expected acquisition related tax consequences will not be realized; the effects of changes in foreign exchange rates; changes in the company’s effective tax rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including conditions such as inventory build-up, economic slowdowns, and declines in world trade or consumer confidence; the impact of higher fuel costs; work stoppages or slowdowns or other material interruptions in transportation services; risks of international operations; the success and effects of new strategies; disruptions caused by conflicts, wars and terrorism; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: June 7, 2006	By:	/s/ Lawrence R. Samuels
Lawrence R. Samuels
Senior Vice President-Finance and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Earnings News Release dated June 7, 2006